UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CKX Lands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CKX LANDS, INC.

2417 Shell Beach Drive

Lake Charles, Louisiana 70601

Tel. 337-493-2399

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 7, 2026

The Annual Meeting of the Shareholders of CKX Lands, Inc. (the “Company”), will be held at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601, on May 7, 2026, at 10:00 a.m., central time, for the following purposes:

1.	To elect directors;

2.	To vote on a proposal to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2026;

3.	To vote on a proposal to approve, in a non-binding, advisory vote, the compensation of our named executive officers;

4.	To determine, in a non-binding, advisory vote, the frequency with which we should hold future non-binding, advisory votes on executive compensation like Item 3 above; and;

5.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on March 26, 2026, are entitled to notice of and to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT THROUGH ONE OF THE PERMISSIBLE MEANS OF VOTING LISTED ON THE CARD. IF YOU VOTE BY MAIL, RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

/s/ W. Gray Stream
W. Gray Stream President

April 6, 2026

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR THE

2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 7, 2026

This Proxy Statement, the form of Proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.envisionreports.com/ckx.

CKX LANDS, INC.

2417 Shell Beach Drive

Lake Charles, LA 70601

PROXY STATEMENT

This proxy statement and the CKX Lands, Inc. annual report to shareholders on Form 10-K are first being made available to shareholders on or about April 7, 2026.

The Board of Directors of CKX Lands, Inc. (“CKX Lands” or the “Company”) is soliciting your proxy to vote your shares of the Company’s common stock in connection with the Company’s 2026 Annual Meeting of Shareholders or any adjournments or postponements of the meeting. The meeting will be held on May 7, 2026, at 10:00 a.m., central time, at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601. You may revoke your proxy at any time prior to it being voted by:

●	giving written notice to the Secretary of the Company,
●	submitting a later dated proxy through any of the permissible means of voting listed on the enclosed proxy card, or
●	by voting in person at the meeting.

The Company is paying all expenses of preparing, printing, and mailing the proxy statement and all materials used in this solicitation. Proxies may also be solicited in person or by telephone, e-mail or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees who are record owners of the Company’s common stock and who hold the stock on behalf of beneficial owners to forward these materials to the beneficial owners and will pay the reasonable expenses of such persons for forwarding the material.

On March 31, 2026, CKX Lands had outstanding 2,053,129 shares of common stock, its only class of stock, which was held by 256 shareholders of record. Only shareholders of record at the close of business on March 26, 2026, will be entitled to receive notice of and to vote at the meeting. On March 26, 2026, there were 2,053,129 shares of common stock outstanding. With respect to all matters that will come before the meeting, each shareholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum.

If a quorum is present:

●	the election of directors will be decided by a “plurality” vote;
●

the approval of the independent auditor, the non-binding advisory vote on our executive compensation will be decided by a majority of the votes actually cast at the Annual Meeting in person or by proxy; and

●

in the vote to decide the frequency of future non-binding advisory votes on executive compensation, we will treat the option receiving the highest number of votes cast at the meeting as the option approved by the shareholders.

When directors are elected by “plurality vote” and all nominees are unopposed, which is the case for our 2026 Annual Meeting, then each nominee who receives at least one vote will be elected. You may choose to “withhold” authority for your votes to be cast in favor of a nominee, which means your shares will not be voted for that nominee.

Abstentions are not votes cast, therefore they will have no effect on the calculation of the vote on the election of directors, the approval of the independent auditor, or the two non-binding advisory votes on executive compensation matters.

If you are the holder of record your shares (meaning you hold your shares in your own name as reflected on the records of our transfer agent, Computershare), then the shares represented by your properly executed proxy card will be voted at the meeting in accordance with your directions set forth on the proxy, unless you revoke it. If you indicate when voting your shares on the internet or by phone that you wish to vote as recommended by the Board of Directors, or if you sign and return your proxy card but do not give specific voting instructions, your shares will be voted FOR the election of all director nominees, FOR the ratification of the engagement of MaloneBailey LLP as auditors, FOR the approval of the compensation of the Company’s named executive officers, and for future non-binding advisory votes on executive compensation to be held EVERY YEAR. The proxy also gives authority to the proxy holders to vote your shares in their discretion on any other matter that properly comes before the meeting.

If you hold your shares in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that firm, bank or nominee. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. In this case, if you want to attend the meeting and vote your shares in person, you must first obtain a legal proxy from your broker, bank or other nominee who is the record holder of the shares.

Shares held in “street name” can also be voted by proxy. As a beneficial owner, you have the right to instruct the organization that holds your shares on how to vote the shares held in your account. You will receive instructions from your broker, bank or other nominee that you must follow in order for your broker, bank or other nominee to vote your shares by proxy according to your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the internet or by telephone.

If the organization that holds your shares does not receive instructions from you on how to vote your shares, then under the rules of various national and regional securities exchanges, the organization may generally vote your shares in its discretion on routine matters, but it cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will not have the authority to vote, and therefore cannot vote, on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors (Item 1) and matters relating to executive compensation such as the non-binding advisory vote on the compensation of our named executive officers (Item 3) and the frequency with which we hold future such non-binding advisory votes (Item 4) are non-routine matters, so brokers may not vote your shares on Items 1, 3 or 4 if you do not give specific instructions on how to vote.

We encourage you to provide instructions to your broker or nominee regarding these proposals so your shares will be voted.

The ratification of the engagement of the Company’s independent auditors (Item No. 2) is a matter that we believe will be considered routine. Therefore, no broker non-votes are expected to occur in connection with Item No. 2.

Broker non-votes will be counted as present at the Annual Meeting for the purposes of calculating a quorum but will not be counted as present for any other purpose or as a vote actually cast at the meeting. Thus, we believe broker non-votes will have no effect on the election of directors (Item 1), the ratification of the engagement of our independent auditors (Item No. 2), or the two non-binding advisory votes on compensation matters (Item 3 and Item 4).

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of April 3, 2026, concerning the beneficial ownership of the Company’s common stock by each director, each director nominee, each executive officer, all directors and executive officers as a group, and each person known by CKX Lands to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares listed below. The address of the directors, nominees and executive officers listed below is c/o CKX Lands, Inc., 2417 Shell Beach Drive, Lake Charles, LA 70601.

Name of Beneficial Owner	Number Beneficially Owned	Percent of Class(1)
5% Shareholders:
Liu Yi Ming(2)	103,000	5.0%
Ottley Properties, LLC(3)	369,610	18.0%
Executive Officers:
William Gray Stream(4) President and Chair of the Board of Directors	211,795	10.3%
Scott A. Stepp Chief Financial Officer	55,316	2.7%
Directors and Nominees for Director:
Lee W. Boyer	2,962	*
Keith Duplechin	1,200	*
Daniel J. Englander	0	0
Max H. Hart(5)	8,805	*
Lane T. LaMure	1,000	*
Eugene T. Minvielle, IV	1,000	*
Mary Leach Werner(6)	21,276	1.0%
All directors and executive officers as a group	303,354	14.8%

*	Less than 1%.

(1)	Based on 2,053,129 shares outstanding as of April 3, 2026.

(2)

Based on a Schedule 13G filed by Yi Ming Liu, 2757129 Ontario Incorporated, and Shao Fan Zhang on October 6, 2025. The address of the reporting persons as stated in the Schedule 13G is 60 Atlantic Avenue, Suite 200, Toronto, Ontario, M6K 1X9, Canada. The Schedule 13G states that Yi Ming Liu owns 55,192 shares directly, that he has voting and investment power over the 17,000 shares held by 2757129 Ontario Incorporated, and that he shares voting and investment power over the 30,808 shares held by Shao Fan Zhang.

(3)

Ottley Properties, LLC, 400 Poydras Street, Suite 2100, New Orleans, LA 70130. Michael B. White, who is the immediate past Chair of our Board of Directors, is the sole manager of Ottley Properties, LLC, has sole voting and/or investment power over the shares, and may be deemed to have an indirect interest in the shares.

(4)

Consists of 64,940 shares directly beneficially owned by Mr. Stream and over which he has sole voting and investment power; 34,000 shares owned by a limited partnership of which the general partner is a corporation that Mr. Stream is president and a shareholder of, and over which he shares voting and investment power; 67,317 shares owned by a limited liability company of which Mr. Stream is sole manager and a member and over which he has sole voting and investment power; 2,050 shares owned by the estate of Mr. Stream’s grandmother over which Mr. Stream has voting and investment power; 35,644 shares owned by a limited liability company of which Mr. Stream is an officer and over which he shares voting and investment power; and 7,844 shares owned by a limited liability company over which Mr. Stream shares voting and investment power. Mr. Stream disclaims beneficial ownership of all the shares that are not directly beneficially owned by him, except to the extent of his pecuniary interest therein, if any.

(5)

Includes 3,500 shares owned by a trust of which Mr. Hart is a co-trustee and 2,200 shares owned by a trust of which Mr. Hart is a co-trustee. Mr. Hart does not have sole voting and/or investment power over these 5,700 shares. Mr. Hart does have sole voting and/or investment powers over the remaining 3,105 shares.

(6)

Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 11,250 shares owned by a corporation of which Mrs. Werner is a director. Mrs. Werner does not have sole voting and/or investment power over these 19,500 shares. Mrs. Werner does have sole voting and/or investment power over the remaining 1,776 shares.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and more than 10% shareholders to file with the Securities and Exchange Commission (“SEC”) reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely upon a review of the Form 3, 4 and 5 filings received from or filed by CKX Lands, Inc. on behalf of reporting persons during the most recent fiscal year, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 specifically during the most recent fiscal year.

ITEM 1: ELECTION OF DIRECTORS

The By-Laws of the Company specify that the Board fixes the number of directors from time to time, but the number may not be less than five nor more than fifteen. The Board has nominated six persons to constitute the Board of Directors from and after the Annual Meeting. Each director will hold office for one year and until either his or her successor is elected and qualified or there is a decrease in the number of directors. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization and in the same position as listed below for the past five years unless noted. The table below also includes the specific qualifications and experience of each nominee that led to the conclusion that the nominee should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Experience and Qualifications	Director Since
Lee W. Boyer	68	Retired Partner of Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P. law firm and Secretary of CKX Lands, Inc. since 2020. Former President and Treasurer from 2018 to 2020 of CKX Lands, Inc.; Former President, Second University Homesites, Inc.; Manager, Jones-Boyer, LLC; Manager, Boyer Properties, LLC, which are residential and commercial property management companies. Director, Mallard Bay, LLC, a land management company. Mr. Boyer’s experience in land management and real estate makes him qualified to serve as a director.	2016
Max H. Hart	67	Principal, Haas-Hirsch Interests, a land management company. Mr. Hart’s experience in land management, oil and gas leasing activities, forestry, farming and rights of way makes him qualified to serve as a director.	2016

Name	Age	Experience and Qualifications	Director Since
Lane T. LaMure	51	Founder and Chief Investment Officer of Enlight Capital Advisors, a private investment advisor to high profile family offices and individuals, and predecessor firm, since 2012. Previously, Mr. LaMure held executive positions at public and private investment funds, where he focused on real estate and real estate-related investment opportunities. Mr. LaMure’s 20+ years of public and private investment experience, particularly in real estate, make him ideally suited for the CXK Lands, Inc. board of directors.	2021
Eugene T. Minvielle, IV	52	Independent investment professional. Former financial professional, MSE Partners, LLC. Former Chief Financial Officer and Treasurer of Marlin Energy, LLC. Mr. Minvielle’s experience in oil and gas and financial reporting, including past experience as chief financial officer of an upstream oil and gas company, make him qualified to serve as a director.	2017
William Gray Stream	46

President of CKX Lands, Inc. since July 15, 2020. President since 2013 of Matilda Stream Management, Inc., an investment holding company that, among other things, indirectly owns and operates approximately 100,000 acres of land in Louisiana and provides wetland habitat restoration services. From 2014 until 2022, director of Waitr Holdings Inc., a publicly traded on-demand food ordering and delivery company. Mr. Stream’s experience in oil and gas, timber, agriculture, wetlands, ranching and commercial and residential real estate makes him qualified to serve as a director. Also, he previously served as a director of CKX Lands from 2006 to 2017 and was Chair of the Audit Committee from 2011 to 2017.

			2018
Mary Leach Werner	58	Vice President and Director of North American Land Co., LLC and Vice President and Director of The Sweet Lake Land & Oil Co., LLC, both land management companies. Mrs. Werner’s experience in land management and oil and gas activities makes her qualified to serve as a director.	2004

Keith Duplechin and Daniel J. Englander will retire from the Board of Directors upon the expiration of their terms at the 2026 annual meeting.

The Board of Directors determined that directors Englander, Duplechin, Hart, LaMure, Minvielle and Werner are “independent directors” as defined under the rules of the NYSE American. The Board of Directors also determined that Messrs. Englander, Hart, LaMure and Minvielle are independent within the meaning of the NYSE American standards currently in effect and Rule 10A-3 of the Exchange Act applicable to members of the Audit Committee, and that Messrs. Englander, Hart and Minvielle and Ms. Werner are independent under the standards applicable to members of the Compensation Committee.

Each of the Company’s directors is requested to attend the Annual Meeting in person. Four of the Company’s directors attended the Company’s 2025 Annual Meeting of Shareholders.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND RISK OVERSIGHT

William Gray Stream, our President, serves as the Chair of the Board of Directors. The Board believes that due to Mr. Stream’s role as the Company’s President and chief strategist, his role as both President and Chair of the Board benefits the Company’s shareholders and is therefore appropriate.

Independent Directors meet at least annually in executive session without non-independent or management Directors in attendance. During 2025, independent Directors met once in executive session. In 2022, Mr. Minvielle was appointed to the role of Lead Independent Director. Our Bylaws provide that the Lead Independent Director presides at all meetings of the Board of Directors at which the Chair of the Board is not present, including executive sessions of the independent directors; serves as a liaison between the Chair of the Board and the independent directors; approves information sent to the Board of Directors in preparation for meetings of the Board of Directors; approves agendas for meetings of the Board of Directors; approves schedules for meetings of the Board of Directors to ensure that there is sufficient time for discussion of all agenda items; has the authority to call meetings of the independent directors; is available for communications with the corporation’s shareholders; and has such other responsibilities as the Board of Directors may determine from time to time.

CKX Lands’ Board of Directors administers its risk oversight responsibilities by requiring specific Board authorization of all non-routine activities of the Company and through its Audit Committee’s quarterly review of the Company’s financial statements, discussions of management activities and communication with external auditors.

The Company has a Code of Ethics that applies to all directors, officers and employees. It is available on our website at https://www.ckxlands.com/wp-content/uploads/2022/03/Code-of-Ethics.pdf.

During 2025, the Board of Directors held a total of six meetings. Mr. Englander attended fewer than 75% of the aggregate of Board meetings and meetings of committees of which he was a member during 2025. However, he was engaged with the Board process in between meetings and received and reviewed materials provided in connection with Board and committee meetings. The Louisiana Business Corporation Act and our Restated Articles of Incorporation permit directors to vote by proxy at meetings of the Board of Directors or of a committee of the Board, and Mr. Englander voted by proxy at Board and committee meetings he did not attend.

INSIDER TRADING POLICY

The Company’s insider trading policy adopted on March 14, 2019 governs the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees; other persons, including service providers, who have access to the Company’s confidential information; and any other person designated by the Company’s Board of Directors as subject to the policy. The Company’s Board of Directors believes that the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the NYSE American. The policy is filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

HEDGING POLICY

The Company’s insider trading policy prohibits hedging transactions. The hedging prohibition in the policy is excerpted below:

Hedging transactions permit an individual to hedge against a decline in stock price. Because hedging may have the appearance of a bet against the Company, hedging transactions, whether direct or indirect, involving the Company’s securities are prohibited, regardless of whether the Insider knows Material, Non-Public Information.

Derivative securities transactions, whether or not entered into for hedging purposes, may also appear improper if there is any unusual activity in the underlying equity security. Accordingly, transactions involving CKXbased derivative securities are prohibited, whether or not you know Material, Non-Public Information. Derivative securities include options, warrants, stock appreciation rights, convertible notes or similar rights whose value is derived from the value of CKX common stock. Transactions in derivative securities include trading in CKX-based option contracts, transactions in straddles or collars, and writing puts or calls.

BOARD OF DIRECTORS COMMITTEES

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The membership of each committee during 2025 consisted solely of non-employee directors who met the independence standards established by the NYSE American. The current members of each committee are set forth below:

Committee	Chair	Other Members
Audit	Minvielle	Englander, LaMure
Compensation	Englander	Hart, Minvielle
Nominating	Duplechin	LaMure

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information, and selects and appoints the independent registered public accountants. The Company has determined that Mr. Minvielle qualifies as “audit committee financial expert” under Item 407(d)(5) of Regulation S-K.  Each member of the Audit Committee meets the financial literacy requirements of the NYSE American.  During 2025, the Audit Committee held four meetings.  A copy of the Audit Committee’s charter is available on the company’s website, www.ckxlands.com.

The Compensation Committee approves all executive compensation. The Compensation Committee does not have a charter. During 2025, the Compensation Committee met once. Executive officers do not participate in deliberations about or voting on their compensation or the compensation of directors. In light of the simplicity and relatively modest levels of the Company’s current executive and director cash compensation, the Company does not believe that there is any risk that could arise from its pay practices that would have a material adverse effect on it.

The Nominating Committee selects nominees for the Board of Directors. The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships. The Nominating Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. Please see “Shareholder Proposals.”

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity, and knowledge of Southwest Louisiana, particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria. When identifying nominees for directorships, the Committee considers diversity of skills, experience and business background, and no specific minimum qualifications are required.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board.

The Nominating Committee does not have a charter and operates under a board resolution addressing the nominating process. During 2025, the Nominating Committee held no meetings.

DIRECTOR COMPENSATION

The table below sets forth the compensation paid to our directors during 2025. Fees are paid only for each regular Board of Directors meeting.

		Member
Meeting	Chairperson	Attending	Non-Attending
Board of Directors	$1,000	$600	$200
Audit Committee	1,000	—	—
Compensation Committee	—	—	—
Nominating Committee	—	—	—

Actual compensation paid to Directors during 2025 is presented below:

Director	Fees Paid
Lee W. Boyer(1)	$3,600
Keith Duplechin	$2,400
Daniel J. Englander	$800
Max H. Hart	$2,400
Lane T. LaMure	$2,400
Eugene T. Minvielle, IV	$6,400
William Gray Stream	$0
Mary Leach Werner	$2,400

(1)	Mr. Boyer’s compensation includes $300 per regular meeting attended as Company secretary. Following his appointment as President, Mr. Stream declined to receive director’s fees.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY SHAREHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Shareholders provides an opportunity for shareholders and others to ask questions directly of Directors on matters relevant to the Company. In addition, shareholders and other interested parties may, at any time, communicate with the full Board of Directors, any individual director or any group of directors, by sending a written communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

EXECUTIVE COMPENSATION

Our named executive officers are William Gray Stream, President, and Scott A. Stepp, Chief Financial Officer. Mr. Stream’s biographical information is given above in “Item 1: Election of Directors.” Mr. Stepp, who is 48, was appointed Chief Financial Officer of the Company effective May 9, 2022. He is also, since August 2025, the Chief Financial Officer of Priority 1 Group, a privately-held holding company which owns aerospace, logistics, and government contracting operating companies. From 2014 to 2025, he was the Chief Investment Officer of Matilda Stream Management, Inc. (“MSM”), a private family office and investment holding company that manages a diverse set of operating businesses, investments and assets, including approximately 100,000 acres of land in Louisiana. Mr. Stream is the President of MSM.

Summary Compensation Table

Name and Position	Year	Salary(1)	Stock Awards	Total
W. Gray Stream, President and Chairman of the Board of Directors	2025	$–	$–	$0
	2024	$–	$–	$0

Scott A. Stepp, Chief Financial Officer	2025	$40,000	$–	$40,000
	2024	$–	$–	$0

(1)

Under their Executive Employment Agreements with the Company, which expired on July 15, 2024, Messrs. Stream and Stepp were not entitled to any cash compensation as officers. Instead, they were entitled to receive restricted stock units and performance shares under the Company’s Stock Incentive Plan. They received no such awards in 2023 and 2024. In 2025, the Board of Directors determined to set a salary for Mr. Stepp of $20,000 per quarter.

Employment Agreements, Stock Awards, and Plans

The Company and Mr. Stream entered into a First Amended and Restated Executive Employment Agreement that provided for a term of employment of four years from July 15, 2020. The Company and Mr. Stepp entered to an Executive Employment Agreement that was substantially similar to Mr. Stream’s but provided for a term of employment from May 9, 2022 until July 15, 2024. Under their agreements, the officers were not entitled to any cash compensation but instead received restricted stock units and performance shares under the Company’s Stock Incentive Plan. The restricted and performance periods under their awards terminated in 2024 and they no longer have any unvested awards outstanding. Shares underlying their awards that were forfeited became available for issuance under the plan, but there are no plan awards currently outstanding.

Mr. Stream’s and Mr. Stepp’s agreements expired on July 15, 2024 in accordance with their terms, and they mutually agreed with board of directors to continue their employment in their respective offices without written agreements or compensation. In 2025, the Board of Directors determined to set a salary for Mr. Stepp of $20,000 per quarter.

The Company currently has no long-term compensation programs, stock option program or stock grants program other than the Stock Incentive plan. There were no outstanding, unvested awards under the Stock Incentive Plan as of December 31, 2025.

The Company has no employment agreements nor any pension plans or profit-sharing plans.

Pay Versus Performance

The table below shows for 2023, 2024 and 2025 the “total” compensation for our principal executive officer (PEO) and our other named executive officer (NEO) from the Summary Compensation Table above; the “Compensation Actually Paid” to those officers calculated using rules required by the SEC; our total shareholder return (TSR); and our net income. “Compensation Actually Paid” does not represent the value of shares received by the officers during the year, but rather is an amount calculated under Item 402(v) of the SEC’s Regulation S-K.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)		Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)		Value of Initial Fixed $100 Investment Based on TSR ($)	Net Income ($)
2025	0	0		40,000	40,000		96.16	3,009,972
2024	0	(779,048	)(2)	0	(779,032	)(2)	132.42	250,224
2023	0	94,708	(3)	0	94,705	(3)	136.21	142,961

(1)

Mr. Stream is the only PEO, and Mr. Stepp is the only non-PEO NEO for whom compensation is reported in the table above. Neither of them received any compensation in 2023 or 2024. Mr. Stream received no compensation in 2025 and Mr. Stepp received $40,000 in salary.

(2)

As required by Item 402(v) of Regulation S-K, the amounts shown as “Compensation Actually Paid” for 2024 represent (i) the change as of the vesting date (from December 31, 2023) in fair value of the executives’ awards that vested in 2024 ($45,761 for Mr. Stream and $45,760 for Mr. Stepp), minus (ii) the fair value at the end of December 31, 2023 of the executives’ performance share awards that failed to vest in 2024, based upon the probable outcome of the performance criteria as of December 31, 2023 ($824,809 for Mr. Stream and $824,792 for Mr. Stepp). The performance shares that vested in 2024 vested on February 12, 2024, and have been valued using the closing price of the Company’s stock on that date ($13.00 per share). The restricted stock units that vested during 2024 vested on July 15, 2024, and have been valued using the closing price of the Company’s stock on that date ($13.01 per share).

(3)

The amounts shown as “Compensation Actually Paid” for 2023 represent (i) the amount of the change in the fair value as of December 31, 2023 (from December 31, 2022) of the executives’ stock awards that were outstanding and unvested as of December 31, 2023, based upon, in the case of the performance shares, the probable outcome of the performance criteria as of December 31, 2023 ($111,976 for Mr. Stream and $111,973 for Mr. Stepp) plus (ii) the amount of the change in fair value as of the vesting date (from December 31, 2022) of their stock awards that vested during 2023 ($(17,268) for Mr. Stream and $(17,268) for Mr. Stepp). The only awards that vested during 2023 were restricted stock units that vested on July 15, 2023, which was not a trading day. Under our Stock Incentive Plan, they have been valued using the average of the closing bid and asked prices of the Company’s stock on July 14, 2023 ($10.05 per share), which was the immediately preceding trading day. In 2023, our PEO and NEO received no new stock awards or cash compensation for their services. For purposes of calculating Compensation Actually Paid in 2023, the Company (i) increased the fair value of $13.00 price target performance shares as of December 31, 2023 to reflect a higher probability of vesting prior to expiry and (ii) increased the fair value of unvested restricted stock units as of December 31, 2023 to reflect the Company’s higher stock price on that date versus on December 31, 2022 ($12.96 per share versus $11.40 per share).

Analysis of the Information Presented in the Pay Versus Performance Table

As shown in the graphs below, the “Compensation Actually Paid” to our officers is not aligned with either our three-year TSR or our Net Income for 2023, 2024 and 2025. The officers received no compensation for their services in 2023 and 2024. Mr. Stream received no compensation in 2025 and Mr. Stepp received only $40,000 in salary. The stock awards granted to the officers in 2022 were intended to align management’s compensation with shareholder value. Accordingly, 78.5% of the stock awards granted to the officers could vest only if certain share price targets were met during the performance period, and of those awards, approximately 89% were unvested and at risk as of December 31, 2023, and approximately 70% were unvested and were forfeited on July 15, 2024, when the performance period expired. The fair value as of the vesting date of share awards that actually vested during 2023 was $128,550 for each officer. The fair value as of the vesting date of share awards that vested during 2024 was $574,217 for Mr. Stream and $574,204 for Mr. Stepp.

Compensation Actually Paid (CAP) vs. Three-Year TSR	Compensation Actually Paid (CAP) vs. Net Income

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company and Stream Wetlands Services, LLC (“Stream Wetlands”) were parties to an option to lease agreement dated April 17, 2017 (the “OTL”). The OTL provided Stream Wetlands an option to lease certain lands from the Company, subject to the negotiation and execution of a mutually acceptable lease form.

On February 28, 2022, the Company exercised the OTL and entered into a 25-year lease in exchange for a one-time payment by Stream Wetlands of $38,333. The terms of the lease provide for formulaic contingent payments to the Company based on the amount of revenue generated from activities on the subject property by a third party, with a guaranteed minimum payment of $500,000 in the event that revenue does not meet a minimum threshold. No minimum payment is due unless and until the third party engages in activity on the subject lands, and neither the Company nor Stream Wetlands is able to determine whether that will occur. William Gray Stream, the President and a director of the Company, is the president of Stream Wetlands.

The Company’s President is also the President of Matilda Stream Management, Inc. (“MSM”) and the Company’s Chief Financial Officer was the Chief Investment Officer of MSM until August 2025. MSM provides administrative and accounting services to the Company for no compensation.

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey LLP, acted as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2025. The Audit Committee of the Board has selected MaloneBailey LLP as independent registered public accounting firm to audit our financial statements for 2026. Representatives of MaloneBailey LLP will be available at the Annual Meeting, have an opportunity to make a statement if they so desire and respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Company’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2025.

The Audit Committee has reviewed and discussed with the Company’s management and MaloneBailey LLP the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2025 fiscal year. The Audit Committee has also discussed with MaloneBailey LLP the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received from MaloneBailey LLP the written disclosures and the letter required by the PCAOB rules regarding auditors’ communications with audit committees about independence, and has discussed with MaloneBailey LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for its 2025 fiscal year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the NYSE American.

AUDIT COMMITTEE
Eugene T. Minvielle, IV (Chair) Daniel J. Englander Lane T. LaMure

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

For 2024 and 2025, MaloneBailey LLP was paid $100,935 and $114,326.17, respectively, solely for audit services. Audit service fees include fees for services performed for the recurring audit of the Company’s financial statements.

MaloneBailey, LLC was paid no audit-related fees, non-audit fees or tax fees during 2024 or 2025. Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures which require the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company.

The Audit Committee may delegate, to one or more designated members of the Committee, the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2025, there was no audit or non-audit work performed by the independent auditor which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026. Shareholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the shareholders for their ratification as a matter of good corporate practice. A majority of the votes cast in person or by proxy on the proposal to ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026 must be voted in favor of the proposal for the proposal to be adopted. If the proposal is not adopted, the Audit Committee will take the vote into consideration in selecting independent auditors for the Company.

During 2026, the Company will be conducting an RFP process for audit services. The Audit Committee may change auditors at any time, including after the annual meeting, if it determines doing so is in the Company’s best interest. Shareholders should be aware that ratification of MaloneBailey LLP does not limit that authority.

The Board of Directors recommends a vote FOR the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026.

ITEM 3: ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended the Exchange Act to require that the Company’s shareholders be provided an opportunity to vote whether to approve the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. As this “Say-on-Pay” vote is an advisory vote, it is not binding upon the Company, the Board of Directors, or Compensation Committee of the Board of Directors. However, the Board of Directors will take the results of this advisory vote under advisement. Also, this vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement.

In 2014 and 2020, the Company’s shareholders voted to hold an advisory vote on executive compensation every year.

We are asking shareholders to vote on the following proposal, which gives you the opportunity to endorse or not endorse our pay program for our Named Executive Officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act.

“RESOLVED, that the shareholders of CKX Lands, Inc. (the Company) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures.”

A majority of the votes cast on the proposal in person or by proxy must be voted in favor of the proposal for the proposal to be adopted.

The Board of Directors recommends that the shareholders vote FOR the proposal to approve the compensation of CKX Lands’ Named Executive Officers as disclosed in its proxy statement relating to its 2026 Annual Meeting of Shareholders pursuant to the SEC’s compensation disclosure rules.

ITEM 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION

Applicable law also requires that our shareholders vote at least once every six years on whether we should hold an advisory “Say-on-Pay” vote every year, every two years or every three years. Therefore, we are presenting the following resolution, which gives you the opportunity to inform us as to how often you wish us to include an advisory Say-on-Pay vote, like Item 3, in our Proxy Statement. You may also abstain from voting on this item.

“RESOLVED, that a non-binding advisory vote of the stockholders on the compensation of CKX Lands, Inc.’s Named Executive Officers pursuant to Section 14A of the Securities Exchange Act should be held:

●	every year
●	every two years; or
●	every three years.”

When we last held this advisory vote at our annual meeting of shareholders in 2020, a majority of the votes cast were in favor of holding a Say-on-Pay vote every year. Following the meeting, our Board of Directors determined to hold the vote annually, and since then we have held a Say-on-Pay vote every year.

Therefore, the Board recommends that the shareholders vote to hold the advisory Say-on-Pay vote every year. Note, however, that you are not voting on whether to approve or disapprove the Board’s recommendation, rather you are being asked to affirmatively select the option of every one, two or three years.

We will treat the option selected by the plurality of the votes cast at the meeting as the option approved by the shareholders. Abstentions and broker non-votes will not be counted as votes cast with respect to this proposal. While this vote is non-binding and advisory in nature, our Board of Directors intends to hold future Say-on-Pay votes in accordance with the selection receiving the highest number of votes at the annual meeting.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC for 2025 accompanies this Proxy Statement.

Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors and return it at once in the enclosed envelope. Shareholders can also access the proxy material at www.envisionreports.com/ckx.

SHAREHOLDER PROPOSALS AND PROXY SOLICITATIONS

A shareholder who intends to present a proposal relating to a proper subject for shareholder action at the 2027 annual meeting of shareholders and who wishes the proposal to be included in the Company’s proxy materials for that meeting under SEC Rule 14a-8 must cause the proposal to be received, in proper form and in compliance with SEC Rule 14a-8, at the Company’s corporate office no later than December 7, 2026. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement for the 2027 annual meeting.

Our By-Laws, which are filed as an exhibit to our Form 10-Q and 10-K reports with the SEC, govern the submission of nominations for director and other business proposals that a shareholder wishes to have considered at a shareholders’ meeting, other than pursuant to SEC 14a-8. Shareholder nominations or proposals may be made by eligible shareholders only if timely written notice has been given pursuant to the By-Laws. To be timely for the 2027 annual meeting of shareholders, the notice (including any notice of a solicitation of proxies in support of director nominees pursuant to SEC Rule 14a-19) must be received at our corporate office at the address set forth on page 1 of this proxy statement no earlier than the close of business on January 7, 2027 and not later than the close of business on February 6, 2027. All director nominations and shareholder proposals submitted outside of the processes of Rule 14a-8 must comply with the requirements of the By-Laws.

BY ORDER OF THE BOARD OF DIRECTORS

Lake Charles, Louisiana

April 6, 2026

CKX Lands, Inc.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., ET, on May 6, 2026.

Online
Go to **www.envisionreports.com/CKX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CKX

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors makes the following proposals and recommends a vote FOR all nominees, FOR Proposals 2 and 3 and 1 YEAR for Proposal 4.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Lee W. Boyer	☐	☐	02 - Max H. Hart	☐	☐	03 - Lane T. LaMure	☐	☐
04 - Eugene T. Minvielle, IV	☐	☐	05 - William Gray Stream	☐	☐	06 - Mary Leach Werner	☐	☐

	1 YR	2 YRS	3 YRS	Abstain
4. To approve, in a non-binding, advisory vote, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEMS 2 AND 3, FOR EVERY YEAR IN ITEM 4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person's full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

049CNC

2026 Annual Meeting of CKX Lands, Inc. Shareholders

May 7, 2026, 10:00 am CT
2417 Shell Beach Drive
Lake Charles, LA

Important notice regarding the Internet availability of proxy materials for the 2026 Annual Meeting of Shareholders.
The Proxy Statement, the form of Proxy and the 2025 Annual Report on Form 10-K are available at:
http://www.envisionreports.com/ckx

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CKX

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CKX Lands, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints William Gray Stream and Lee W. Boyer or either of them acting in the absence of the other and with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of CKX Lands, Inc. on May 7, 2026 at 10:00 a.m., CT, at 2417 Shell Beach Drive, Lake Charles, LA 70601, and any adjournment or postponement thereof, and to represent and vote, as provided on the other side, the shares of said corporation that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the meeting, with all powers that the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

CKX Lands, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors makes the following proposals and recommends a vote FOR all nominees, FOR Proposals 2 and 3 and 1 YEAR for Proposal 4.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Lee W. Boyer	☐	☐	02 - Max H. Hart	☐	☐	03 - Lane T. LaMure	☐	☐
04 - Eugene T. Minvielle, IV	☐	☐	05 - William Gray Stream	☐	☐	06 - Mary Leach Werner	☐	☐

Proposal	For	Against	Abstain
2. To ratify the appointment of MaloneBailey LLP as the Company's independent registered public accounting firm for 2026.	☐	☐	☐
3. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers.	☐	☐	☐

Proposal	1 YR	2 YRS	3 YRS	Abstain
4. To approve, in a non-binding, advisory vote, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEMS 2 AND 3, FOR EVERY YEAR IN ITEM 4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person's full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

049COC

Important notice regarding the Internet availability of proxy materials for the 2026 Annual Meeting of Shareholders.
The Proxy Statement, the form of Proxy and the 2025 Annual Report on Form 10-K are available at:
http://www.edocumentview.com/ckx

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CKX Lands, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints William Gray Stream and Lee W. Boyer or either of them acting in the absence of the other and with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of CKX Lands, Inc. on May 7, 2026 at 10:00 a.m., CT, at 2417 Shell Beach Drive, Lake Charles, LA 70601, and any adjournment or postponement thereof, and to represent and vote, as provided on the other side, the shares of said corporation that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the meeting, with all powers that the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)